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                                                                    EXHIBIT 10.1

[LOGO OF BANK OF AMERICA]
                                                          Amendment to Documents
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                  FIRST AMENDMENT TO BUSINESS LOAN AGREEMENT

This First Amendment to Business Loan Agreement is entered into as of March 18, 1999, between Bank of America Texas, N.A. ("Bank") and OYO Geospace Corporation ("Borrower").

                                   RECITALS

A. WHEREAS, Bank and Borrower have entered into that certain Business Loan Agreement dated June 26, 1998; and

B. WHEREAS, Borrower and Bank desire to amend certain terms and provisions of said Agreement as more specifically hereinafter set froth.

                                    AGREED

NOW, THEREFORE, in consideration of the foregoing recitals and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Bank and Borrower mutually agree to amend said Agreement as follows:

1. Paragraph 7.3 (Quick Ratio) of the Agreement is deleted in its entirety and in its place Paragraph 7.3 is restated to read as follows:

     7.3 Current Ratio. To maintain on a consolidated basis a ratio of current assets to current liabilities of at least 1.75:1.0, measured quarterly.

This Amendment will become effective as of the date first written above, provided that each of the following conditions precedent have been satisfied in a manner satisfactory to Bank:

     The Bank has received from the Borrower a duly executed original of this Amendment, together with a duly executed Guarantor Acknowledgement and Consent in the form attached hereto (the "Consent").

Except as provided in this Amendment, all of the terms and provisions of the Agreement and the documents executed in connection therewith shall remain in full force and effect. All references in such other documents to the Agreement shall hereafter be deemed to be references to the Agreement as amended hereby.

THIS WRITTEN AMENDMENT AND THE DOCUMENTS EXECUTED IN CONNECTION HEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

IN WITNESS WHEREOF, this Amendment has been executed by the parties hereto as of the date first written above.

BANK OF AMERICA TEXAS, N.A.                     OYO Geospace Corporation

By: /s/ George M. Smith                         By: /s/ Thomas T. McEntire
   --------------------------                      -----------------------------
        George M. Smith                                 Thomas T. McEntire
      Senior Vice President                          Chief Financial Officer

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                           GUARANTOR ACKNOWLEDGMENT
                                 AND CONSENT

        The undersigned, each a guarantor of the Borrower's obligations to the Bank under the Agreement, each hereby (i) acknowledge and consent to the execution, delivery, and performance by Borrower of the foregoing First Amendment to Agreement (the "Amendment"), and (ii) reaffirm and agree that the guaranty to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Bank in connection with the Agreement are in full force and effect, without defense, offset, or counterclaim, to secure the indebtedness of the Borrower to the Bank, including without limitation the indebtedness evidenced by the Agreement as amended. (Capitalized terms used herein have the meanings specified in the Amendment.)


Dated: March 18, 1999

Geo Space Corporation

   /s/ Thomas T. McEntire
---------------------------------
       Thomas T. McEntire
     Chief Financial Officer

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                           GUARANTOR ACKNOWLEDGMENT
                                 AND CONSENT

        The undersigned, each a guarantor of the Borrower's obligations to the Bank under the Agreement, each hereby (i) acknowledge and consent to the execution, delivery, and performance by Borrower of the foregoing First Amendment to Agreement (the "Amendment"), and (ii) reaffirm and agree that the guaranty to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Bank in connection with the Agreement are in full force and effect, without defense, offset, or counterclaim, to secure the indebtedness of the Borrower to the Bank, including without limitation the indebtedness evidenced by the Agreement as amended. (Capitalized terms used herein have the meanings specified in the Amendment.)


Dated: March 18, 1999

OYO Instruments, Inc.

   /s/ Thomas T. McEntire
---------------------------------
       Thomas T. McEntire
     Chief Financial Officer


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                           GUARANTOR ACKNOWLEDGMENT
                                 AND CONSENT

        The undersigned, each a guarantor of the Borrower's obligations to the Bank under the Agreement, each hereby (i) acknowledge and consent to the execution, delivery, and performance by Borrower of the foregoing First Amendment to Agreement (the "Amendment"), and (ii) reaffirm and agree that the guaranty to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Bank in connection with the Agreement are in full force and effect, without defense, offset, or counterclaim, to secure the indebtedness of the Borrower to the Bank, including without limitation the indebtedness evidenced by the Agreement as amended. (Capitalized terms used herein have the meanings specified in the Amendment.)


Dated: March 18, 1999

Houston Geophysical Products, Inc.

   /s/ Thomas T. McEntire
---------------------------------
       Thomas T. McEntire
     Chief Financial Officer



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                           GUARANTOR ACKNOWLEDGMENT
                                 AND CONSENT

        The undersigned, each a guarantor of the Borrower's obligations to the Bank under the Agreement, each hereby (i) acknowledge and consent to the execution, delivery, and performance by Borrower of the foregoing First Amendment to Agreement (the "Amendment"), and (ii) reaffirm and agree that the guaranty to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Bank in connection with the Agreement are in full force and effect, without defense, offset, or counterclaim, to secure the indebtedness of the Borrower to the Bank, including without limitation the indebtedness evidenced by the Agreement as amended. (Capitalized terms used herein have the meanings specified in the Amendment.)


Dated: March 18, 1999

Concord Technologies, Inc.

   /s/ Thomas T. McEntire
---------------------------------
       Thomas T. McEntire
     Chief Financial Officer

                           GUARANTOR ACKNOWLEDGMENT
                                 AND CONSENT

        The undersigned, each a guarantor of the Borrower's obligations to the Bank under the Agreement, each hereby (i) acknowledge and consent to the execution, delivery, and performance by Borrower of the foregoing First Amendment to Agreement (the "Amendment"), and (ii) reaffirm and agree that the guaranty to which the undersigned is party and all other documents and agreements executed and delivered by the undersigned to the Bank in connection with the Agreement are in full force and effect, without defense, offset, or counterclaim, to secure the indebtedness of the Borrower to the Bank, including without limitation the indebtedness evidenced by the Agreement as amended. (Capitalized terms used herein have the meanings specified in the Amendment.)


Dated: March 18, 1999

5404339 and More Royalties Company

   /s/ Thomas T. McEntire
---------------------------------
       Thomas T. McEntire
     Chief Financial Officer